American National Bankshares Inc. and Subsidiary
Consolidated Balance Sheets
(Dollars in thousands, except share data)
Unaudited

	December 31
ASSETS	2007	2006

Cash and due from banks	$ 18,155	$ 24,375
Interest-bearing deposits in other banks	149	1,749

Securities available for sale, at fair value	145,159	148,748
Securities held to maturity	11,990	13,873
Total securities	157,149	162,621

Loans held for sale	1,368	1,662

Loans, net of unearned income	551,391	542,228
Less allowance for loan losses	(7,395)	(7,264)
Net Loans	543,996	534,964

Bank premises and equipment, net	13,348	12,438
Goodwill	22,468	22,468
Core deposit intangibles, net	2,452	2,829
Accrued interest receivable and other assets	13,203	14,614

Total assets	$ 772,288	$ 777,720

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
Demand deposits -- noninterest-bearing	$ 99,231	$ 106,885
Demand deposits -- interest-bearing	104,751	107,170
Money market deposits	50,254	50,948
Savings deposits	62,400	69,517
Time deposits	264,585	274,008
Total deposits	581,221	608,528

Repurchase agreements	47,891	33,368
FHLB borrowings	16,137	15,087
Trust preferred capital notes	20,619	20,619
Accrued interest payable and other liabilities	4,909	5,126
Total liabilities	670,777	682,728

Shareholders' equity:
Common stock, $1 par, 10,000,000 shares authorized,
6,118,717 shares outstanding at December 31, 2007 and
6,161,865 shares outstanding at December 31, 2006	6,119	6,162
Capital in excess of par value	26,425	26,414
Retained earnings	69,409	64,584
Accumulated other comprehensive income (loss), net	(442)	(2,168)
Total shareholders' equity	101,511	94,992

Total liabilities and shareholders' equity	$ 772,288	$ 777,720

American National Bankshares Inc. and Subsidiary
Consolidated Statements of Income
(Dollars in thousands, except share and per share data)
Unaudited

	Three Months Ended		Twelve Months Ended
	December 31		December 31
	2007	2006	2007	2006
Interest Income:
Interest and fees on loans	$ 10,506	$ 10,106	$ 41,499	$ 37,361
Interest and dividends on securities:
Taxable	1,185	1,210	4,409	5,034
Tax-exempt	431	430	1,690	1,743
Dividends	74	93	320	312
Other interest income	104	86	679	620
Total interest income	12,300	11,925	48,597	45,070

Interest Expense:
Deposits	3,888	3,805	15,535	13,349
Repurchase agreements	488	364	1,841	1,384
Trust preferred capital notes	343	343	1,373	1,007
Other borrowings	123	240	621	921
Total interest expense	4,842	4,752	19,370	16,661
Net Interest Income	7,458	7,173	29,227	28,409
Provision for Loan Losses	100	(547)	403	58

Net Interest Income After Provision
for Loan Losses	7,358	7,720	28,824	28,351

Noninterest Income:
Trust fees	914	891	3,578	3,374
Service charges on deposit accounts	653	650	2,531	2,654
Other fees and commissions	195	183	786	744
Mortgage banking income	195	201	954	709
Brokerage fees	111	92	550	419
Securities gains, net	1	15	135	62
Impairment of securities	(362)	-	(362)	-
Other	196	120	650	496
Total noninterest income	1,903	2,152	8,822	8,458

Noninterest Expense:
Salaries	2,404	2,654	9,688	9,520
Employee benefits	585	535	2,749	2,506
Occupancy and equipment	967	812	3,527	2,977
Bank franchise tax	165	170	663	651
Core deposit intangible amortization	94	107	377	414
Other	1,114	1,130	4,322	4,196
Total noninterest expense	5,329	5,408	21,326	20,264
Income Before Income Tax Provision	3,932	4,464	16,320	16,545
Income Tax Provision	1,157	1,547	4,876	5,119
Net Income	$ 2,775	$ 2,917	$ 11,444	$ 11,426

Net Income Per Common Share:
Basic	$ 0.45	$ 0.47	$ 1.86	$ 1.91
Diluted	$ 0.45	$ 0.47	$ 1.86	$ 1.90

Average Common Shares Outstanding:
Basic	6,117,571	6,163,307	6,139,095	5,986,262
Diluted	6,133,807	6,196,671	6,161,825	6,020,071

Financial Highlights
American National Bankshares Inc. and Subsidiary
(Dollars in thousands, except share data
Unaudited

	As of and for the				As of and for the
	Three Months Ended December 31				Twelve Months Ended December 31
	2007	2006	Change		2007	2006	Change
EARNINGS
Interest income	$ 12,300	$ 11,925	3.1%		$ 48,597	$ 45,070	7.8%
Interest expense	4,842	4,752	1.9		19,370	16,661	16.3
Net interest income	7,458	7,173	4.0		29,227	28,409	2.9
Provision for loan losses	100	(547)	N/M		403	58	594.8
Noninterest income	1,903	2,152	(11.6)		8,822	8,458	4.3
Noninterest expense	5,329	5,408	(1.5)		21,326	20,264	5.2
Income taxes	1,157	1,547	(25.2)		4,876	5,119	(4.7)
Net income	2,775	2,917	(4.9)		11,444	11,426	0.2

PER COMMON SHARE
Earnings per share - basic	$ 0.45	$ 0.47	(4.3)%		$ 1.86	$ 1.91	(2.6)%
Earnings per share - diluted	0.45	0.47	(4.3)		1.86	1.90	(2.1)
Cash dividends declared	0.23	0.22	4.5		0.91	0.87	4.6
Book value per share	16.59	15.42	7.6		16.59	15.42	7.6
Book value per share - tangible (a)	12.52	11.31	10.7		12.52	11.31	10.7
Closing market price	19.97	23.32	(14.4)		19.97	23.32	(14.4)

FINANCIAL RATIOS
Return on average assets	1.44%	1.49%	(5)	bp	1.48%	1.51%	(3) bp
Return on average equity	11.05	12.18	(113)		11.69	12.72	(103)
Return on average tangible equity (b)	15.05	16.97	(192)		16.09	16.60	(51)
Average equity to average assets	12.99	12.26	73		12.65	11.85	80
Net interest margin (FTE)	4.31	4.15	16		4.24	4.20	4
Efficiency ratio	53.58	56.60	(302)		54.44	53.63	81

PERIOD END BALANCES
Securities	$ 157,149	$ 162,621	(3.4)%		$ 157,149	$ 162,621	(3.4)%
Loans held for sale	1,368	1,662	(17.7)		1,368	1,662	(17.7)
Loans, net of unearned income	551,391	542,228	1.7		551,391	542,228	1.7
Goodwill and other intangibles	24,920	25,297	(1.5)		24,920	25,297	(1.5)
Assets	772,288	777,720	(0.7)		772,288	777,720	(0.7)
Assets - tangible (a)	747,368	752,423	(0.7)		747,368	752,423	(0.7)
Deposits	581,221	608,528	(4.5)		581,221	608,528	(4.5)
Repurchase agreements	47,891	33,368	43.5		47,891	33,368	43.5
FHLB borrowings	16,137	15,087	7.0		16,137	15,087	7.0
Trust preferred capital notes	20,619	20,619	0.0		20,619	20,619	0.0
Shareholders' equity	101,511	94,992	6.9		101,511	94,992	6.9
Shareholders' equity - tangible (a)	76,591	69,695	9.9		76,591	69,695	9.9

AVERAGE BALANCES
Securities	$ 148,741	$ 164,384	(9.5)%		$ 147,480	$ 173,580	(15.0)%
Total loans	555,111	543,239	2.2		549,776	513,493	7.1
Interest-earning assets	713,270	714,128	(0.1)		710,687	699,995	1.5
Goodwill and other intangibles	24,957	25,401	(1.7)		25,098	19,263	30.3
Assets	773,228	781,786	(1.1)		773,639	757,802	2.1
Assets - tangible (a)	748,271	756,385	(1.1)		748,541	738,539	1.4
Interest-bearing deposits	484,395	497,690	(2.7)		488,209	486,745	0.3
Deposits	586,545	601,934	(2.6)		590,212	588,862	0.2
Repurchase agreements	51,562	39,661	30.0		48,088	40,970	17.4
Other borrowings	29,926	38,834	(22.9)		32,591	33,087	(1.5)
Shareholders' equity	100,481	95,809	4.9		97,854	89,824	8.9
Shareholders' equity - tangible (a)	75,524	70,408	7.3		72,756	70,561	3.1

CAPITAL
Average shares outstanding - basic	6,117,571	6,163,307	(0.7)%		6,139,095	5,986,262	2.6%
Average shares outstanding - diluted	6,133,807	6,196,671	(1.0)		6,161,825	6,020,071	2.4
Shares repurchased	8,700	4,900	77.6		61,900	39,100	58.3
Average price of shares repurchased	$ 21.93	$ 23.56	(6.9)		$ 21.96	$ 23.32	(5.8)

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$ 7,334	$ 8,170	(10.2)%		$ 7,264	$ 6,109	18.9%
Allowance acquired in merger	-	-	-		-	1,598	(100.0)
Provision for loan losses	100	(547)	(118.3)		403	58	594.8
Charge-offs	(84)	(448)	(81.3)		(515)	(913)	(43.6)
Recoveries	45	89	(49.4)		243	412	(41.0)
Ending balance	$ 7,395	$ 7,264	1.8		$ 7,395	$ 7,264	1.8

NONPERFORMING ASSETS
Nonperforming loans:
90 days past due	$ -	$ -	-%		$ -	$ -	-%
Nonaccrual	2,639	3,425	(22.9)		2,639	3,425	(22.9)
Foreclosed real estate	632	99	538.4		632	99	538.4
Nonperforming assets	$ 3,271	$ 3,524	(7.2)		$ 3,271	$ 3,524	(7.2)

ASSET QUALITY RATIOS
Net chargeoffs (recoveries) to average loans	0.03%	0.26%	(23)	bp	0.05%	0.10%	(5) bp
Nonperforming assets to total assets (c)	0.42	0.45	(3)		0.42	0.45	(3)
Nonperforming loans to total loans (c)	0.48	0.63	(15)		0.48	0.63	(15)
Allowance for loan losses to total loans (c)	1.34	1.34	0		1.34	1.34	0
Allowance for loan losses to
nonperforming loans (c)	2.80	2.12	68		2.80	2.12	68

Notes:

(a) - Excludes goodwill and other intangible assets
(b) - Excludes amortization expense, net of tax, of intangible assets
(c) - Balance sheet amounts used in calculations are based on period end balances bp - Change is measured in basis points
FTE - Fully taxable equivalent basis
N/M - Not meaningful

Net Interest Income Analysis
For the Three Months Ended December 31, 2007 and 2006
(in thousands, except yields and rates)
Unaudited

	Average Balance		Interest Income/Expense		Average Yield/Rate

	2007	2006	2007	2006	2007	2006
Loans:
Commercial	$ 88,330	$ 88,222	$ 1,694	$ 1,732	7.67%	7.85%
Real Estate	456,583	443,666	8,596	8,117	7.53	7.32
Consumer	10,198	11,351	233	281	9.14	9.90
Total loans	555,111	543,239	10,523	10,130	7.58	7.46

Securities:
Federal agencies	58,408	87,556	695	913	4.76	4.17
Mortgage backed	36,499	20,415	463	246	5.07	4.82
State and municipal	47,272	46,488	644	644	5.45	5.54
Other securities	6,562	9,925	96	148	5.85	5.96
Total securities	148,741	164,384	1,898	1,951	5.10	4.75

Deposits in other banks	9,418	6,505	104	85	4.42	5.23

Total interest-earning assets	713,270	714,128	12,525	12,166	7.02	6.81

Non-earning assets	59,958	67,658

Total assets	$773,228	$781,786

Deposits:
Demand	$102,991	$102,436	305	365	1.18	1.43
Money market	52,740	51,510	345	346	2.62	2.69
Savings	63,236	71,874	160	251	1.01	1.40
Time	265,428	271,870	3,078	2,843	4.64	4.18
Total deposits	484,395	497,690	3,888	3,805	3.21	3.06

Repurchase agreements	51,562	39,661	488	364	3.79	3.67
Other borrowings	29,926	38,834	466	583	6.23	6.01
Total interest-bearing
liabilities	565,883	576,185	4,842	4,752	3.42	3.30

Noninterest-bearing
demand deposits	102,150	104,244
Other liabilities	4,714	5,548
Shareholders' equity	100,481	95,809
Total liabilities and
shareholders' equity	$773,228	$781,786

Interest rate spread					3.60%	3.51%
Net interest margin					4.31%	4.15%

Net interest income (taxable equivalent basis)			7,683	7,414
Less: Taxable equivalent adjustment			225	241
Net interest income			$ 7,458	$ 7,173

Net Interest Income Analysis
For the Years Ended 2007 and 2006
(in thousands, except yields and rates)
Unaudited

	Average Balance		Interest Income/Expense		Average Yield/Rate

	2007	2006	2007	2006	2007	2006
Loans:
Commercial	$ 89,673	$ 84,676	$ 6,980	$ 6,481	7.78%	7.65%
Real Estate	449,683	416,530	33,621	29,813	7.48	7.16
Consumer	10,420	12,287	975	1,152	9.36	9.38
Total loans	549,776	513,493	41,576	37,446	7.56	7.29

Securities:
Federal agencies	68,521	94,589	3,032	3,745	4.42	3.96
Mortgage-backed	25,406	21,197	1,255	988	4.94	4.66
State and municipal	46,069	46,735	2,530	2,624	5.49	5.61
Other	7,484	11,059	438	621	5.85	5.62
Total securities	147,480	173,580	7,255	7,978	4.92	4.60

Deposits in other banks	13,431	12,922	679	620	5.06	4.80

Total interest earning assets	710,687	699,995	49,510	46,044	6.97	6.58

Nonearning assets	62,952	57,807

Total assets	$773,639	$757,802

Deposits:
Demand	$107,834	$105,320	$ 1,550	$ 1,513	1.44%	1.44%
Money market	52,843	48,124	1,429	1,180	2.70	2.45
Savings	66,246	77,445	845	963	1.28	1.24
Time	261,286	255,856	11,711	9,693	4.48	3.79
Total deposits	488,209	486,745	15,535	13,349	3.18	2.74

Repurchase agreements	48,088	40,970	1,841	1,384	3.83	3.38
Other borrowings	32,591	33,087	1,994	1,928	6.12	5.83
Total interest bearing
liabilities	568,888	560,802	19,370	16,661	3.40	2.97

Noninterest bearing
demand deposits	102,003	102,117
Other liabilities	4,894	5,059
Shareholders' equity	97,854	89,824
Total liabilities and
shareholders' equity	$773,639	$757,802

Interest rate spread					3.57%	3.61%
Net interest margin					4.24%	4.20%

Net interest income (taxable equivalent basis)			30,140	29,383
Less: Taxable equivalent adjustment			913	974
Net interest income			$29,227	$28,409